Section 240.14a-101 Schedule 14A.
                    Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                               MKTG Services, Inc.
        .................................................................
                (Name of Registrant as Specified In Its Charter)


        .................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                               MKTG SERVICES, INC.
                               333 Seventh Avenue
                            New York, New York 10001
                                 (212) 362-2012


                                                                December 3, 2003


Dear Stockholders:

         On behalf of the Board of Directors and management of MKTG Services, Inc. (the "Company"), I cordially invite you to attend the Special Meeting of Stockholders to be held on Wednesday, December 24, 2003, at 10:00 a.m., at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166.

         The matters to be acted upon at the meeting are fully described in the attached Notice of Special Meeting of Stockholders and Proxy Statement.

         Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Special Meeting, and I hope you will, you may vote your shares in person, even if you have previously mailed in a proxy card.

         We look forward to greeting you at the meeting.

                                   Sincerely,



                                  J. Jeremy Barbera
                                  Chairman of the Board and
                                  Chief Executive Officer

                               MKTG SERVICES, INC.
                               333 Seventh Avenue
                            New York, New York 10001
                                 (212) 362-2012

                            -------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 24, 2003

                            -------------------------

TO THE STOCKHOLDERS OF
MKTG SERVICES, INC.:

         NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Special Meeting") of MKTG SERVICES, INC., a Nevada corporation (hereinafter "MSGI" or the "Company"), will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166 on December 24, 2003, at 10:00 a.m., for the following purposes:

     (1) Approve a management proposal to amend the Amended and Restated Articles of Incorporation to change the name of the Company from "MKTG Services, Inc." to "Media Services Group, Inc."

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on November 21, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of MSGI's common stock, par value $.01 per share, is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company's offices at 333 Seventh Avenue, New York, New York 10001, during business hours for ten (10) days prior to December 24, 2003.

         Whether or not you plan to attend the Special Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                                              By Order of the Board of Directors


                                              Alan I. Annex
                                              Secretary

New York, New York
December 3, 2003



--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                               MKTG SERVICES, INC.
                               333 Seventh Avenue
                            New York, New York 10001
                                 (212) 362-2012

                            -------------------------

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 24, 2003

                            -------------------------

   Approximate Mailing Date of Proxy Statement and Form of Proxy--December 4,
                                     2003.

                            -------------------------

                           INFORMATION CONCERNING VOTE

General

         This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of MKTG SERVICES, INC., a Nevada corporation, (hereinafter "MSGI" or the "Company") for use at the Special Meeting of Stockholders to be held on December 24, 2003, at 10:00 a.m. and at any and all adjournments thereof (the "Special Meeting"), with respect to the matters referred to in the accompanying notice. The Special Meeting will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York, 10166.

Voting Rights and Outstanding Shares

         Only stockholders of record of the Company's common stock, $.01 par value per share ("Common Stock"), at the close of business on November 21, 2003 (the "Record Date"), will be entitled to notice of and to vote at the Special Meeting. Holders of Common Stock (the "Common Stockholders") entitled to vote will be entitled to one vote for each share of Common Stock that they hold. As of the Record Date, the total number of Common Stock eligible to vote at the Special Meeting was [1,092,367] shares.

Revocability of Proxies

         A stockholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use, by notice in writing to the Chief Executive Officer of the Company, at the above address, or by revocation in person at the Special Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Special Meeting will be presented at the Special Meeting and voted in accordance with the stockholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted (1) FOR the proposal to change the name of the Company under the caption "DIRECTOR'S PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO MEDIA SERVICES GROUP, INC."

Voting Procedures

         All votes shall be tabulated by the inspector of elections appointed for the Special Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes arise in circumstances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers. The presence of a quorum for the Special Meeting, defined here as a majority of the Common Stock issued and outstanding entitled to vote at the Special Meeting, in person or by proxy, is required. Votes withheld from the director nominees, abstentions and broker non-votes will be counted in determining whether a quorum has been reached.

         Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. The proposal to change the name of the Company must be approved by a majority of the stockholders. Broker non-votes will be counted for any purpose in determining whether a matter has been approved.

                                  PROPOSAL ONE

DIRECTORS' PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO MEDIA SERVICES GROUP, INC.

         The Board of Directors proposes and recommends to the stockholders for their approval an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company by replacing the first paragraph of Article I in its entirety to read:

         "The name of the corporation shall be `Media Services Group, Inc.'"

         The stockholders' approval of the proposal to change the name of the Company includes granting the officers of the Company, each of them acting alone, the authority to take all such further actions as may be required to effectuate such change, including, but not limited to, the filing of a formal Certificate of Amendment to the Amended and Restated Articles of Incorporation on behalf of the Company with the Nevada Secretary of State's Office.

Reasons for the proposed change

            On December 9, 2002, the Company completed its sale ("Northeast Operations Asset Sale") of substantially all of the assets relating to its direct marketing business held by certain of its wholly-owned subsidiaries, MKTG Services - Boston, Inc., MKTG Services - New York, Inc. and MKTG Services - Philly, Inc. to Automation Research, Inc. ("ARI"), an Ohio corporation and wholly-owned subsidiary of CBC Companies. Pursuant to that Northeast Operations Asset Sale, the Company agreed to solicit stockholder approval to change the name of the Company to some other name not using the "MKTG" name or mark. Pursuant to the Northeast Operations Asset Sale, ARI granted MKTG Services a license to use the mark "MKTG" for a period of one (1) year from the closing date in connection with the remaining MKTG business. As a result, the current management and board of directors have elected to change the Company's legal and operating name to Media Services Group, Inc.

    In Conjunction with the Company's proposed change of name, the Company has changed its ticker symbol back to MSGI to further comply with the requirements of the Northeast Operations Asset Sale. The Company originally chose the mark "MKTG" to create greater brand awareness for its direct marketing business. Because of the Northeast Operations Asset Sale, the Company believes that the mark is no longer beneficial to the Company, and that the proposed change will continue to permit the Company to operate efficiently under a unified name.

The general effect of the proposed change

         Upon the effectiveness of the Certificate of Amendment to the Amended and Restated Articles of Incorporation as filed with the Nevada Secretary of State's Office, the Company shall be legally known as "Media Services Group, Inc." Accordingly, it will be necessary for the Company to reflect it name change on its stationary, bank accounts, domain name, etc., at an estimated cost of approximately $15,000.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND ARTICLE I OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO "MEDIA SERVICES GROUP, INC."

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of November 21, 2003 by: (i) each Director and each of the Named Executive Officers; (ii) all executive officers and Directors of the Company as a group; and (iii) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.



                                                                  Amount and Nature of
                                                                     Common Stock
                                                                  Beneficially Owned
                                                                  -------------------
Name and Address of Beneficial Holder (1)                         Number       Percent
-----------------------------------------                         ------       -------
Directors and Named Executive Officers:
J. Jeremy Barbera..............................................   110,000      10.07%
Seymour Jones..................................................     2,779           *
John Gerlach...................................................     1,020           *

All Directors and Executive Officers as a group (3 persons)....   113,799      10.42%

5% Stockholders:
GE Capital Corporation(2)......................................   312,109      23.74%
Rose Glen Capital Management(3)................................   108,279       9.91%
Castle Creek Technology Partner LLC(4).........................    90,651       8.30%

-----------
*  Less than 1%

(1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned. All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Exchange Act. All information with respect to beneficial ownership has been furnished by the respective Director or executive officer, as the case may be. All information with respect to beneficial ownership of a 5% Stockholder was derived by the Company from such 5% Stockholder's public filings made pursuant to Rule 13d under the Exchange Act. Except as otherwise noted, each person has an address in care of the Company.

(2) Includes 222,292 beneficially owned shares of Common Stock issuable upon the exercise of warrants which are currently exercisable or are exercisable within 60 days of the date herein. The address for the 5% Stockholder is as follows: 120 Long Ridge Road, Stamford, Connecticut 06927.

(3) The address for this 5% Stockholder is as follows: C/O Rose Glen Capital Management, L.P., 3 Bala Plaza East, Suite 501, 51 St. Asaphs Road, Bala Cynwyd, Pennsylvania 19004.

(4) The address for this 5% Stockholder is as follows: 111 West Jackson Boulevard, Suite 2020, Chicago, Illinois 60604

                  OTHER MATTERS ARISING AT THE SPECIAL MEETING

         The matters referred to in the Notice of Special Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Special Meeting. If any other matters should properly come before the Special Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted to them in the proxy.

                         COST OF SOLICITATION OF PROXIES

         The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Special Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.



                                              By Order of the Board of Directors




                                              Alan I. Annex
                                              Secretary

New York, New York
December 3, 2003

                               MKTG SERVICES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 24, 2003

                  The undersigned stockholder(s) of MKTG Services, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement and hereby appoints Jeremy Barbera and Alan Annex, each with the full authority to act without the other and with the power to appoint his substitute, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on this proxy card, all the shares of Common Stock of the Company held of record by the undersigned on November 21, 2003 at a Special Meeting of Stockholders to be held on December 24, 2003, or any adjournment or adjournments thereof, as indicated on the matters set forth below:

1. Approval of the amendment to the Amended and Restated Articles of Incorporation to change the name of the Company to Media Services Group, Inc.

     Proposal 1:       FOR              AGAINST           ABSTAIN
                   ----             ----              ----
2. In their discretion, upon any other matter or matters as may properly come before the meeting or any adjournment or adjournments thereof.

           PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

     This Proxy, when properly executed, will be voted and will be voted in accordance with the directions given by the undersigned stockholder. If no direction is made, it will be voted "FOR" Item 1 as described above and in the accompanying Proxy Statement, and as the proxies deem advisable on any other matters as may properly come before the meeting.

                                                   Dated _______, 2003



                                                   Signature


                                                   Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)